                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-82158, 33-80775, 333-04995, 33-93298, 33-
99128, 33-83862.

                                          ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
March 12, 1997